                                                                     EXHIBIT 4.2

                               AMENDMENT NO. 1 TO
                      AMENDED AND RESTATED RIGHTS AGREEMENT

        This Amendment No. 1 dated July 13, 2000 (this "Amendment") to the Amended and Restated Rights Agreement dated as of January 18, 2000 (the "Rights Agreement"), between Pets.com, Inc. a Delaware corporation (the "Company") and the individuals and entities set forth on Exhibit A attached to the Rights Agreement (the "Prior Rights Holders"), is by and among the Company, Prior Rights Holders who hold such number of shares of Registrable Securities (as defined in the Rights Agreement) to have sufficient authority to amend the Rights Agreement pursuant to Section 5.2 thereof, and the transferee of Discovery.com, Inc. ("New Investor").

        WHEREAS, the Company and the Prior Rights Holders entered into the Rights Agreement, pursuant to which the Company granted registration rights, information rights and other rights to the Prior Rights Holders;

        WHEREAS, New Investor may acquire shares ("Shares") of the Company's Common Stock and/or Series A Preferred Stock;

        WHEREAS, the Company has agreed that if and when New Investor shall acquire Shares of the Company, the Company shall grant to New Investor piggyback registration rights in connection with 1,430,700 of the Shares (as such number may be increased, decreased or otherwise adjusted in the event of a recapitalization or similar event with respect to the Company's capital structure);

        WHEREAS, the 1,430,700 Shares that are eligible to receive piggyback registration rights hereunder shall include both Common Stock issued or transferred to New Investor as well as Common Stock issuable upon conversion of shares of Series A Preferred Stock issued or transferred to New Investor (collectively, the "New Investor Shares"); and

        WHEREAS, the Company intends to fulfill the foregoing obligation by amending the Rights Agreement to add the New Investor Shares to the definition of "Registrable Securities," except for the purposes of Sections 2, 3, and 4 of the Rights Agreement, and to modify the definition of "Holder" with respect to New Investor as set forth below;

        NOW, THEREFORE, the parties hereto agree as follows:

        1. Definitions. Unless specifically designated otherwise, capitalized terms used herein shall have the same meanings given them in the Agreement.

        2. New Investor. The Rights Agreement is hereby amended to add New Investor as a party to the Agreement. By execution of this Amendment, New Investor agrees that it shall be subject to the terms and conditions contained in the Agreement in exchange for the applicable rights granted thereunder, as amended by this Amendment.



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        3. Registrable Securities. Section 1.1(b) is hereby amended and restated
to read in its entirety:

                      "(b) The term "Registrable Securities" means (i) the
               shares of Common Stock issuable or issued upon conversion of the Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock, (ii) the shares of Common Stock issued to the Founder (the "Founder's Stock"), provided, however, that for the purposes of Sections 1.2, 1.4, 1.13, 3 and 5.2 the Founder's Stock shall not be deemed Registrable Securities and the Founder shall not be deemed a Holder, (iii) up to 1,430,700 New Investor Shares (as such number may be increased, decreased or otherwise adjusted in the event of a recapitalization or similar event with respect to the Company's capital structure) held by a transferee of Discovery.com, Inc., provided, however, that for the purposes of Sections 2, 3 and 4 such New Investor Shares shall not be deemed Registrable Securities and New Investor shall not be deemed a Holder, (iv) any other shares of Common Stock of the Company issued as (or issuable upon the conversion or exercise of any warrant, right or other security which is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of, the shares listed in (i), (ii) and
               (iii); provided, however, that the foregoing definition shall exclude in all cases any Registrable Securities sold by a person in a transaction in which his or her rights under this Agreement are not assigned. Notwithstanding the foregoing, Common Stock or other securities shall only be treated as Registrable Securities if and so long as they have not been (A) sold to or through a broker or dealer or underwriter in a public distribution or a public securities transaction, or (B) sold in a transaction exempt from the registration and prospectus delivery requirements of the Securities Act under Section 4(1) thereof so that all transfer restrictions, and restrictive legends with respect thereto, if any, are removed upon the consummation of such sale;"

        4. Holder. Section 1.1(d) is hereby amended and restated to read in its entirety:

                      "(d) The term "Holder" means any person owning or having
               the right to acquire Registrable Securities or any assignee thereof in accordance with Section 1.12 of this Agreement; provided, however, that the Founder shall not be deemed to be a Holder with respect to Founder's Stock only for purposes of Sections 1.2, 1.4 and 1.13, nor an Eligible Holder (as defined herein below in Section 2.1) with respect to Founder's Stock only for purposes of Section 3.2; and provided further, that New Investor shall not be deemed to be a Holder with respect to: (i) Sections 2, 3 and 4 herein; (ii) the right granted to certain Holders in the first sentence of Section.1.2(a) to submit a written request or requests that the Company file a registration statement under the Securities Act covering the



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               registration of Registrable Securities; and (iii) the right granted to certain Holders in the first sentence of Section 1.4 to submit a written request or requests that the Company effect a registration on Form S-3;"

        5. Effect of Amendment. As of the date of this Amendment each reference in the Rights Agreement to:

               (a) "Registrable Securities" shall include up to 1,430,700 New Investor Shares (as such number may be increased, decreased or otherwise adjusted in the event of a recapitalization or similar event with respect to the Company's capital structure), except for purposes of Sections 2, 3 and 4 of the Rights Agreement, for which the New Investor Shares shall not be considered "Registrable Securities"; and

               (b) "Rights Holders" or "Holders" shall include New Investor, except for purposes of: (i) Sections 2, 3 and 4 of the Rights Agreement; (ii) the right granted to certain Holders in the first sentence of Section.1.2(a) to submit a written request or requests that the Company file a registration statement under the Securities Act covering the registration of Registrable Securities; and (iii) the right granted to certain Holders in the first sentence of Section 1.4 to submit a written request or requests that the Company effect a registration on Form S-3; for each of which New Investor shall not be considered a "Holder" or an "Eligible Holder."

Except as specifically set forth herein, the terms and conditions contained in the Rights Agreement shall continue in full force and effect.

        6.     Miscellaneous.

               6.1 Third Parties. Nothing in this Amendment, express or implied, is intended to confer upon any party, other than the parties hereto, and their respective successors and assigns, any rights, remedies, obligations or liabilities under or by reason of this Amendment, except as expressly provided herein.

               6.2 Governing Law. This Amendment shall be governed by and construed under the laws of the State of California, without reference to conflicts of laws principles.

               6.3 Counterparts. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

               6.4 Severability. If one or more provisions of this Amendment are held to be unenforceable under applicable law, portions of such provisions, or such provisions in their entirety, to the extent necessary, shall be severed from this Amendment, and the balance of this Amendment shall be enforceable in accordance with its terms.

                             SIGNATURE PAGES FOLLOW



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               IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first above written.

                                        COMPANY:

                                        PETS.COM, INC.
                                        a Delaware corporation


                                        By:   /s/  Paul Manca
                                           -------------------------------------

                                        Name:      Paul Manca
                                             -----------------------------------

                                        Title:     Chief Financial Officer
                                              ----------------------------------

                                        Dated:
                                             -----------------------------------


                                        "PRIOR RIGHTS HOLDERS"


                                        By:   /s/  Greg McLemore
                                           -------------------------------------

                                        Its:
                                            ------------------------------------

                                        Name:      Greg McLemore
                                             -----------------------------------

                                        Address:   Web Magic, Inc.
                                                --------------------------------
                                                   87 N. Raymond Ave., Suite 850
                                        ----------------------------------------
                                                   Pasadena, CA  91103
                                        ----------------------------------------

                                       "PRIOR RIGHTS HOLDERS"


                                       By: /s/  Mark Britto
                                          --------------------------------------

                                       Its:     Vice President, Amazon.com, Inc.
                                           -------------------------------------

                                       Name:    Mark Britto
                                            ------------------------------------

                                       Address: Amazon.com, Inc.
                                               ---------------------------------
                                                1200 12th Ave. South, Suite 1200
                                       -----------------------------------------
                                                Seattle, WA  91844
                                       -----------------------------------------


                                       "PRIOR RIGHTS HOLDERS"


                                       By:   /s/  [Signature Illegible]
                                          --------------------------------------

                                       Its:       Managing Member
                                           -------------------------------------

                                       Name:      Hummer Winblad Technology
                                                  Fund III, L.P.
                                            ------------------------------------

                                       Address:   2 South Park
                                               ---------------------------------
                                                  San Francisco, CA  94107
                                       -----------------------------------------

                                       -----------------------------------------



                                       "PRIOR RIGHTS HOLDERS"


                                       By:   /s/  [Signature Illegible]
                                          --------------------------------------

                                       Its:       Managing Member
                                           -------------------------------------

                                       Name:      Hummer Winblad Venture
                                                  Partners III, L.P.
                                            ------------------------------------

                                       Address:   2 South Park
                                               ---------------------------------
                                                  San Francisco, CA  94107
                                       -----------------------------------------

                                       -----------------------------------------



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                                       "PRIOR RIGHTS HOLDERS"

                                       By:   /s/  [Signature Illegible]
                                          --------------------------------------

                                       Its:       Managing Member
                                           -------------------------------------

                                       Name:      Hummer Winblad Technology Fund
                                                  IV, L.P.
                                            ------------------------------------

                                       Address:   2 South Park
                                               ---------------------------------
                                                  San Francisco, CA  94107
                                       -----------------------------------------

                                       -----------------------------------------



                                       "PRIOR RIGHTS HOLDERS"

                                       By:   /s/  [Signature Illegible]
                                          --------------------------------------

                                       Its:       Managing Member
                                           -------------------------------------

                                       Name:      Hummer Winblad Venture
                                                  Partners IV, L.P.
                                            ------------------------------------

                                       Address:   2 South Park
                                               ---------------------------------
                                                  San Francisco, CA  94107
                                       -----------------------------------------

                                       -----------------------------------------



                                       "PRIOR RIGHTS HOLDERS"

                                       By:   /s/  Eric Moore
                                          --------------------------------------

                                       Its:       Controller
                                           -------------------------------------

                                       Name:      Eric Moore
                                            ------------------------------------

                                       Address:   1875 S. Grant St., Suite 600
                                               ---------------------------------
                                                  San Mateo, CA  94402
                                       -----------------------------------------
                                                  Pasadena, CA  91103
                                       -----------------------------------------
                                       FBO:  BOWMAN CAPITAL CLIPPER FUND, L.P.,
                                       FORMERLY KNOWN AS THE SPINNAKER CLIPPER
                                       FUND, L.P.



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

                                       "PRIOR RIGHTS HOLDERS"


                                       By:   /s/  Eric Moore
                                          --------------------------------------

                                       Its:       Controller
                                           -------------------------------------

                                       Name:      Eric Moore
                                            ------------------------------------

                                       Address:   1875 S. Grant St., Suite 600
                                               ---------------------------------
                                                  San Mateo, CA  94402
                                       -----------------------------------------
                                                  Pasadena, CA  91103
                                       -----------------------------------------
                                       FBO:  BOWMAN CAPITAL TECHNOLOGY FUND,
                                       L.P., FORMERLY KNOWN AS THE SPINNAKER
                                       TECHNOLOGY FUND, L.P.


                                       "PRIOR RIGHTS HOLDERS"


                                       By:   /s/  Eric Moore
                                          --------------------------------------

                                       Its:       Controller
                                           -------------------------------------

                                       Name:      Eric Moore
                                            ------------------------------------

                                       Address:   1875 S. Grant St., Suite 600
                                               ---------------------------------
                                                  San Mateo, CA  94402
                                       -----------------------------------------
                                                  Pasadena, CA  91103
                                       -----------------------------------------
                                       FBO:  BOWMAN CAPITAL TECHNOLOGY OFFSHORE
                                       FUND, LIMITED, FORMERLY KNOWN AS THE
                                       SPINNAKER TECHNOLOGY OFFSHORE FUND,
                                       LIMITED.



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

                                       "PRIOR RIGHTS HOLDERS"


                                       By:   /s/  Eric Moore
                                          --------------------------------------

                                       Its:       Controller
                                           -------------------------------------

                                       Name:      Eric Moore
                                            ------------------------------------

                                       Address:   1875 S. Grant St., Suite 600
                                               ---------------------------------
                                                  San Mateo, CA  94402
                                       -----------------------------------------
                                                  Pasadena, CA  91103
                                       -----------------------------------------
                                       FBO:  BOWMAN CAPITAL FOUNDERS FUND, L.P.,
                                       FORMERLY KNOWN AS THE SPINNAKER FOUNDERS
                                       FUND, L.P.


                                       "PRIOR RIGHTS HOLDERS"


                                       By:   /s/  Eric Moore
                                          --------------------------------------

                                       Its:       Controller
                                           -------------------------------------

                                       Name:      Eric Moore
                                            ------------------------------------

                                       Address:   1875 S. Grant St., Suite 600
                                               ---------------------------------
                                                  San Mateo, CA  94402
                                       -----------------------------------------
                                                  Pasadena, CA  91103
                                       -----------------------------------------
                                       FBO: BOWMAN CAPITAL FOUNDERS OFFSHORE
                                       FUND CAYMAN LIMITED, FORMERLY KNOWN AS
                                       THE SPINNAKER OFFSHORE FOUNDERS FUND
                                       CAYMAN LIMITED.

                                       CATALYST INVESTMENTS, LLC
                                       BY:  THE WALT DISNEY COMPANY, ITS SOLE
                                       MEMBER


                                       By:   /s/  Suet Lai
                                          --------------------------------------

                                       Its:       Vice President, Counsel
                                           -------------------------------------

                                       Name:      Suet Lai
                                            ------------------------------------

                                       Address:   500 South Buena Vista St.
                                               ---------------------------------
                                                  Burbank, CA  91521
                                       -----------------------------------------
                                                  Attn:  General Counsel
                                       -----------------------------------------



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                                       "NEW INVESTOR"

                                       ENTITY:


                                       By:
                                          --------------------------------------

                                       Name:
                                            ------------------------------------

                                       Title:
                                             -----------------------------------

                                       Address:
                                               ---------------------------------

                                       -----------------------------------------

                                       -----------------------------------------



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